SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
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                                 FORM 8-K

                              CURRENT REPORT
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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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                             BGS SYSTEMS, INC.
           (Exact name of Registrant as specified in its charter)

Date of Report (Date of earliest event reported) December 28, 1995

MASSACHUSETTS            0-02192                	04-2559993
(State of               (Commission File         (I.R.S. Employer
incorporation)           Number)                  Identification Number)


           128 TECHNOLOGY CENTER, WALTHAM, MASSACHUSETTS  02254-9111
                    (Address of Principal Executive Office)
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Registrant's telephone number including area code	(617) 891-0000

ITEM 5.   Other Events.

	On Form 8-K  filed on November 17, 1995, the registrant reported, inter alia, that it had executed a Contract of Sale ("Agreement") for the purchase of the land, building and improvements (collectively the "Property") known as
 580 Winter Street, Waltham, Massachusetts.  The closing for the purchase was scheduled to have taken place on December 28, 1995 and was consummated on that date.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	BGS SYSTEMS, INC.
	(Registrant)

	By: /S/ C. RUSSEL HANSEN, JR.
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						Vice President and General Counsel